                                                                   EXHIBIT 10.22

                                     NOTE

$15,000,000                                                       July 20, 1999

     FOR VALUE RECEIVED, the undersigned, BUY.COM INC., Delaware corporation (the "Borrower"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the
      --------
"Lender") on July 19, 2000 the principal sum of FIFTEEN MILLION DOLLARS
-------
($15,000,000) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the ("Credit Agreement"), among the Borrower, THE BANK
                               ----------------
OF NOVA SCOTIA, as Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

     This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meaning provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                   BUY.COM INC.



                                   By:_____________________________________
                                   Title:

                         LOANS AND PRINCIPAL PAYMENTS

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
                                                Amount of            Unpaid
            Amount of                           Principal           Principal
            Loan Made                            Repaid              Balance
         ----------------                    ---------------     ----------------
                                Interest
          Base      LIBO       Period (if     Base     LIBO       Base      LIBO                  Notation
 Date     Rate      Rate       applicable)    Rate     Rate       Rate      Rate       Total      Made By
------   ------    ------     -------------  ------   ------     ------    ------     -------    ----------
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

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